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                                                                    EXHIBIT 99.1

                                                      NEWS RELEASE
                                                      LAKES ENTERTAINMENT, INC.
                                                      130 CHESHIRE LANE
[LAKES ENTERTAINMENT, INC. LOGO]                      MINNETONKA, MN 55305
                                                      952-449-9092
                                                      952-449-9353 (fax)
                                                      WWW.LAKESENTERTAINMENT.COM
                                                      TRADED: NASDAQ "LACO"

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FOR IMMEDIATE RELEASE:
Thursday, April 15, 2004

 WPT ENTERPRISES, INC. FILES REGISTRATION STATEMENT FOR INITIAL PUBLIC OFFERING

MINNEAPOLIS--APRIL 15, 2004--WPT Enterprises, Inc., a majority-owned subsidiary of Lakes Entertainment, Inc., announced today that it has filed a registration statement with the Securities and Exchange Commission relating to a proposed initial public offering of its common stock. WPT Enterprises, Inc., will be the successor to World Poker Tour, LLC after the conversion of World Poker Tour, LLC into WPT Enterprises, Inc. prior to the effective date of the registration statement. WPT Enterprises, Inc. is a media and entertainment company principally engaged in the development, production and marketing of gaming themed televised programming, the licensing and sale of branded products and the sale of corporate sponsorships. All of the shares to be sold in the offering will be sold by WPT Enterprises, Inc.

Feltl and Company will serve as the underwriter for the offering. When available, a copy of the preliminary prospectus may be obtained from Feltl and Company, 225 South Sixth Street, Suite 4200, Minneapolis, MN 55402, telephone:
866-655-3431.

A registration statement related to these securities has been filed with the Securities and Exchange Commission, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Source: WPT Enterprises, Inc.

Contact:

         Timothy J. Cope
         Interim Chief Financial Officer
         WPT Enterprises, Inc.
         130 Cheshire Lane
         Minnetonka, Minnesota 55305
         Telephone: (800) 946-5946


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WPT Enterprises, Inc. is a joint venture between Steven Lipscomb and Lakes
Entertainment, Inc., which owns approximately 80% of WPT. Lakes currently has development and management agreements with four separate Tribes for four new casino operations, one in Michigan, two in California and one with the Nipmuc Nation on the East Coast. In addition, Lakes Entertainment has agreements for the development of one additional casino on Indian-owned land in California through a joint venture with MRD Gaming, which is currently being disputed by the Tribe. Lakes Entertainment, Inc. common shares are traded on the Nasdaq National Market under the trading symbol "LACO".


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The Private Securities Litigation Reform Act of 1995 provides a "safe harbor"
for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Lakes Entertainment, Inc.) contains statements that are forward-looking, such as statements relating to plans for future expansion and other business development activities as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, possible delays in completion of Lakes' casino projects, including various regulatory approvals and numerous other conditions which must be satisfied before completion of these projects; possible termination or adverse modification of management contracts; continued indemnification obligations to Grand Casinos; highly competitive industry; possible changes in regulations; reliance on continued positive relationships with Indian tribes and repayment of amounts owned to Lakes by Indian tribes; possible need for future financing to meet Lakes' expansion goals; risks of entry into new businesses; and reliance on Lakes' management. For more information, review the Company's filings with the Securities and Exchange Commission.
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